Exhibit 10.1
AMENDMENT NO. 1 TO THE 2008 INCENTIVE STOCK PLAN
OF
MYERS INDUSTRIES, INC.
EFFECTIVE AS OF MARCH 4, 2010
     1. Section 2.4(a) of the 2008 Incentive Stock Plan of Myers Industries, Inc. (as amended and restated on March 6, 2009) (the “2008 Plan”) is hereby deleted, and the following is substituted therefor:
     “(a) Any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; provided that a Change in Control shall not be deemed to occur under this Section 2.4(a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company;”
     2. Section 2.4(c) of the 2008 Plan is hereby deleted and the following is substituted therefor:
     “(c) There occurs (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (ii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company, or (iii) the sale or disposition by the Company of more than fifty percent (50%) of the Company’s assets. For purposes of this Section 2.4(c), (A) a sale of more than fifty percent (50%) of the Company’s assets includes a sale of more than fifty percent (50%) of the aggregate value of the assets of the Company and its Subsidiaries or the sale of stock of one or more of the Company’s Subsidiaries with an aggregate value in excess of fifty percent (50%) of the aggregate value of the Company and its Subsidiaries or any combination of methods by which more than fifty percent (50%) of the aggregate value of the Company and its Subsidiaries is sold, and (B) a transfer of Company assets to a corporate or non-corporate entity (such as a partnership or limited liability company) in which the Company owns equity securities possessing at least fifty percent (50%) of the total combined voting power of all classes of equity securities in such corporate or non-corporate entity shall not be treated as a sale or disposition by the Company of the assets contributed to such corporate or non-corporate entity.”

     3. Sections 8.1-8.4, 11, 13.3, 18.1 and 21 of the 2008 Plan are each hereby amended to provide that Shares subject to an Award may be issued in book entry form and evidenced by a book entry account maintained by the Company’s stock transfer agent, in which case (i) any requirement that certificates for Shares subject to an Award be issued or delivered to a Participant or Director pursuant to Sections 8.1 — 8.4, 11 or 13.3 of the 2008 Plan shall be satisfied by the Company causing such Shares to be evidenced in a book entry account maintained by its stock transfer agent, (ii) any reference in Sections 8.2-8.4 of the Plan to Shares subject to a Restricted Stock Award being held by the Company shall include any Shares being held in a book entry account maintained by the Company’s stock transfer agent, and (iii) the Company shall have the same right to delay the entry of the Shares in a book entry account maintained by its stock transfer agent as its right to delay delivery of Shares subject to an Award pursuant to Sections 18.1 and 21 of the 2008 Plan.
     4. Section 4 of the 2008 Plan is hereby amended by adding the following clause at the end of the second sentence thereof:
“; provided, however, that without the approval of the stockholders of the Company, (i) no outstanding Option or SAR may be repriced, and (ii) except in connection with a Change of Control, no Option may be repurchased or cashed-out by the Company.”
     5. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the 2008 Plan.
     6. This Amendment No. 1 to the 2008 Plan shall be effective as of March 4, 2010.